EXHIBIT 10.4


                              DEVELOPMENT AGREEMENT

                                     BETWEEN

                                    WCH, INC.
                          300 Industrial Boulevard N.E.
                          Minneapolis, Minnesota 55413
                                 (612) 331-8500
                               Fax: (612) 331-2821

                                       AND

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                              Name(s) of FRANCHISEE


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                                     Street

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              City                    State                Zip Code

              (         )
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              Area Code                                   Telephone


                                FRANCHISED AREA:

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                         DATE OF DEVELOPMENT AGREEMENT:

                           ____________________, ____

                                 WE CARE HAIR(R)

                              DEVELOPMENT AGREEMENT

                                      INDEX

Article     Description                                                     Page
-------     -----------                                                     ----

1           FRANCHISED AREA...................................................2
2           TERM OF DEVELOPMENT AGREEMENT; RIGHT OF FIRST REFUSAL.............2
3           EXCLUSIVE TERRITORY FEE; INITIAL FEES; DEVELOPMENT SCHEDULE.......3
4           OTHER OBLIGATIONS OF FRANCHISEE...................................5
5           CONFIDENTIAL OPERATIONS MANUAL AND OTHER INFORMATION..............6
6           WCH'S RIGHT OF TERMINATION........................................7
7           FRANCHISEE'S RIGHTS AND OBLIGATIONS UPON TERMINATION..............9
8           FRANCHISEE'S COVENANTS NOT TO COMPETE............................10
9           INDEPENDENT CONTRACTORS; INDEMNIFICATION.........................11
10          ASSIGNMENT.......................................................12
11          ARBITRATION......................................................13
12          ENFORCEMENT......................................................15
13          NOTICES..........................................................18
14          ACKNOWLEDGMENTS..................................................18
15          DISCLAIMER; FRANCHISEE'S LEGAL COUNSEL...........................20
16          GOVERNING LAW; STATE MODIFICATIONS...............................21
17          DEFINITIONS......................................................21

PERSONAL GUARANTY

                                 WE CARE HAIR(R)

                              DEVELOPMENT AGREEMENT

THIS DEVELOPMENT AGREEMENT (this "Agreement"), made, entered into and effective this _____ day of _______________, _____, by and between WCH, Inc., a Minnesota corporation ("WCH"), and __________________________________________________ (the
"FRANCHISEE");

                                   WITNESSETH:

WHEREAS, WCH has developed and owns a distinctive business system for operating hairstyling businesses of a distinctive character with the name "We Care Hair(R)" (the "Business System" or the "We Care Hair Business System") and has publicized the name "We Care Hair(R)" and other trademarks, trade names, service marks and commercial symbols to the public as an organization of hairstyling businesses operating under the We Care Hair Business System; and

WHEREAS, WCH represents that it has the right and authority to license the use of the names "We Care Hair(R)" and certain other trademarks, trade names, service marks, logos and commercial symbols (the "Marks") for use in connection with hairstyling businesses operated in conformity with the Business System to selected persons or entities who will comply with WCH'S uniformity requirements and quality standards; and

WHEREAS, the FRANCHISEE desires to operate We Care Hair hairstyling businesses at locations in the area designated in Article 1 of this Agreement which will conform to the uniformity requirements and quality standards established and promulgated from time to time by WCH; and

WHEREAS, WCH is willing to provide the FRANCHISEE with marketing, advertising, technology, operational and other business information, experience and "know how" about the We Care Hair business that has been developed over time by WCH at significant cost and expense; and

WHEREAS, the FRANCHISEE acknowledges that it would take substantial capital and human resources to develop a business similar to the We Care Hair business and, as a consequence, the FRANCHISEE desires to acquire the right to use the Marks and the Business System and to own and operate We Care Hair businesses subject to and under the terms and conditions set forth in this Agreement; and

WHEREAS, the FRANCHISEE acknowledges that WCH would not provide the FRANCHISEE with any business information or "know how" about the We Care Hair Business System unless the FRANCHISEE agreed to comply with all of the terms and conditions of this Agreement and to pay the Exclusive Territory Fee and the other fees specified in this Agreement; and

WHEREAS, the FRANCHISEE has had a full and adequate opportunity to be thoroughly advised of the terms and conditions of this Agreement by its legal counsel or other advisor, and has had sufficient time to evaluate and investigate the We Care Hair Business System, the financial investment requirements, and the business risks associated with owning and operating We Care Hair businesses;

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth in this Agreement and for other good and valuable consideration, the parties hereby contract as follows:

                                    ARTICLE 1
                                 FRANCHISED AREA

1.1 FRANCHISED AREA. WCH hereby grants to the FRANCHISEE, for the term of this Agreement, the right to enter into Franchise Agreements with WCH for the operation of We Care Hair hairstyling businesses (the "We Care Hair Businesses" or the "Businesses"), to be located only within the following exclusive area
________________________________________________________________________________
________________________________________________________________________________
_______________________________________________________________________________,
(the "Franchised Area"). The Franchised Area may be further described and delineated in Exhibit A attached hereto and signed by both the FRANCHISEE and WCH.

1.2 EXCLUSIVITY. The rights and privileges granted to the FRANCHISEE in this Agreement are expressly limited to the Franchised Area and are expressly subject to the terms and conditions of this Agreement. WCH will not franchise, license, subfranchise, develop, own or operate ("develop") any We Care Hair businesses in the Franchised Area while this Agreement is in effect without the consent of the FRANCHISEE.

1.3 PERSONAL RIGHTS. The FRANCHISEE will not be entitled to franchise, subfranchise, license or sublicense other persons or entities under this Agreement and the FRANCHISEE may open, own and operate We Care Hair Businesses only in the Franchised Area. The rights, privileges and franchise granted and conveyed to the FRANCHISEE in this Agreement will be exclusively for the Franchised Area and may not be assigned, sold or transferred by the FRANCHISEE, except as specifically provided for in this Agreement.

                                    ARTICLE 2
              TERM OF DEVELOPMENT AGREEMENT; RIGHT OF FIRST REFUSAL

2.1 TERM. The term of this Agreement will commence on the date set forth on Page D-1 of this Agreement (the "Commencement Date") and will continue, unless earlier terminated in accordance with Article 6 below or other provisions of this Agreement, until the first to occur of (A) the expiration of ____________ (___) years from the Commencement Date and (B) that date upon which ____________ (___) We Care Hair Businesses owned by the FRANCHISEE are open and operating for business in the Franchised Area. This Agreement will not be considered executed and will not be enforceable until: (i) it has been signed by WCH and the FRANCHISEE, and, if the FRANCHISEE is a corporation or partnership, the Personal Guarantors; and (ii) the signed Agreement has been delivered to the FRANCHISEE.

2.2 RIGHT OF FIRST REFUSAL. At the end of the term of this Agreement, the FRANCHISEE'S exclusive development rights with respect to the Franchised Area will automatically terminate, and the FRANCHISEE will not have the right to renew or extend the term of this Agreement. If the FRANCHISEE wishes to acquire the exclusive development rights with respect to the Franchised Area following the end of the term of this Agreement, then the FRANCHISEE must so notify WCH at least one hundred twenty (120) days prior to the end of the term of this Agreement. Upon being given such notice from the FRANCHISEE, WCH will have the right to reevaluate the prospects for the establishment of We Care Hair businesses in the Franchised Area, and WCH may determine that the Franchised Area may, at this time, be further developed by opening additional We Care Hair businesses in the Franchised Area. In the event WCH determines that the Franchised Area may not, at this time, be further developed, or that the FRANCHISEE does not comply with the then-current requirements of WCH for area developers, then WCH will so notify the FRANCHISEE and all rights of the FRANCHISEE under this Article 2.2 shall terminate. In the event WCH determines that the Franchised Area may, at this time, be further developed, and if the FRANCHISEE meets all of the then-current requirements of WCH for area developers, then WCH will give the FRANCHISEE written notice of its proposal to develop additional We Care Hair businesses in the Franchised Area and the FRANCHISEE will have sixty (60) days to (A) accept in writing WCH' proposal to own and operate further We Care Hair businesses in the Franchised Area and (B) sign the then-current form of WCH development agreement incorporating the terms of such proposal. If so accepted, the FRANCHISEE will have the right to own and operate We Care Hair businesses in the Franchised Area according to the terms and conditions set forth in the development agreement, which may vary in form and substance from the terms, conditions and economics set forth in this Agreement. If the FRANCHISEE fails to accept in writing WCH' written proposal and to sign such development agreement within sixty (60) days from the date the written notice of WCH' proposal is given to the FRANCHISEE, then all rights of the FRANCHISEE under this Article
2.2 shall automatically terminate and WCH will have the absolute right to open and develop We Care Hair businesses in the Franchised Area anytime after the term of this Agreement has expired. The FRANCHISEE acknowledges that circumstances and judgments may change and that if the FRANCHISEE'S rights under this Article 2.2 have terminated as provided above, then such rights will not be revived in the event WCH later determines that the Franchised Area may be further developed.

                                    ARTICLE 3
           EXCLUSIVE TERRITORY FEE; INITIAL FEES; DEVELOPMENT SCHEDULE

3.1 EXCLUSIVE TERRITORY FEE. On the date this Agreement is executed by the FRANCHISEE, the FRANCHISEE will pay WCH a nonrefundable exclusive territory fee equal to _____________________________________ Dollars ($_______________) (the
"Exclusive Territory Fee").

3.2 INITIAL FEES. In addition to the Exclusive Territory Fee, the FRANCHISEE will pay WCH an Initial Fee, as defined in WCH'S then-current standard Franchise Agreement, of __________________________ Dollars ($_______________) for the
first We Care Hair Business required to be owned and operated by the FRANCHISEE in the Franchised Area pursuant to the development schedule contained in this Agreement. The FRANCHISEE will pay WCH an Initial Fee of _______________ Dollars ($_______________) for each subsequent We Care Hair Business required to be owned and operated by the FRANCHISEE in the Franchised Area pursuant to the development schedule contained in this Agreement. The amount of each Initial Fee payable to WCH for each We Care Hair Business opened in the Franchised Area in accordance with the development schedule will be the amount as set forth in this
Article 3.2, even if the then-current standard Franchise Agreement signed by the FRANCHISEE specifies an Initial Fee that is greater than or different from the Initial Fee specified herein. Each such Initial Fee will be payable to WCH pursuant to the terms of this Agreement.

3.3 PAYMENT OF INITIAL FEES. The FRANCHISEE must pay WCH the Initial Fee set forth in Article 3.2 of this Agreement on or before the date the FRANCHISEE executes the then-current standard Franchise Agreement for each We Care Hair Business required to be owned and operated in the Franchised Area pursuant to this Agreement. A then-current standard We Care Hair Franchise Agreement must be executed by the FRANCHISEE for each We Care Hair Business owned and operated by the FRANCHISEE in the Franchised Area on the earlier of: (A) at least ten (10) days prior to the date the FRANCHISEE commences initial business operations at each of its We Care Hair Businesses in the Franchised Area; or (B) the date the FRANCHISEE'S furniture, fixtures and equipment are shipped by WCH to the FRANCHISEE.

3.4 DEVELOPMENT SCHEDULE. The FRANCHISEE acknowledges and agrees that a material provision of this Agreement is that the following number of We Care Hair Businesses must be opened

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and continuously operating in the Franchised Area during the term of this
Agreement in accordance with the following development schedule:

---------------------------- -------------------------------------------- ---------------------------------------------
                              NUMBER OF WE CARE HAIR BUSINESSES REQUIRED   CUMULATIVE NUMBER OF WE CARE HAIR
                              TO BE OPENED AND CONTINUOUSLY OPERATING      BUSINESSES REQUIRED TO BE OPEN AND
                              FOR BUSINESS IN THE FRANCHISED AREA DURING   CONTINUOUSLY OPERATING FOR BUSINESS IN THE
PERIOD                        THE PERIOD                                   FRANCHISED AREA AT THE END OF THE PERIOD
---------------------------- -------------------------------------------- ---------------------------------------------
            -first half:
YEAR 1
            -second half:
---------------------------- ------------------------------------------- ----------------------------------------------
            -first half:
YEAR 2
            -second half:
---------------------------- ------------------------------------------- ----------------------------------------------
            -first half:
YEAR 3
            -second half:
---------------------------- ------------------------------------------- ----------------------------------------------
            -first half:
YEAR 4
            -second half:
---------------------------- ------------------------------------------- ----------------------------------------------
            -first half:
YEAR 5
            -second half:
---------------------------- ------------------------------------------- ----------------------------------------------
            -first half:
YEAR 6
            -second half:
---------------------------- ------------------------------------------- ----------------------------------------------
            -first half:
YEAR 7
            -second half:
---------------------------- ------------------------------------------- ----------------------------------------------
            -first half:
YEAR 8
            -second half:
---------------------------- ------------------------------------------- ----------------------------------------------
            -first half:
YEAR 9
            -second half:
---------------------------- ------------------------------------------- ----------------------------------------------
            -first half:
YEAR 10
            -second half:
---------------------------- ------------------------------------------- ----------------------------------------------

The half-year periods set forth above will be determined from the date of this Agreement, so that the first half-year period of the development schedule set forth above will end six (6) months from the date of this Agreement. For purposes of determining compliance with the development schedule set forth in this Article 3.4, only the FRANCHISEE'S We Care Hair Businesses actually open and continuously operating for business in the Franchised Area as of the end of a given half-year period will be counted toward the number of We Care Hair Businesses required to be open and continuously operating for business.

3.5 REASONABLENESS OF DEVELOPMENT SCHEDULE. The FRANCHISEE represents that it has conducted its own independent investigation and analysis of the prospects for the establishment of We Care Hair Businesses within the Franchised Area, approves of the foregoing development schedule as being reasonable and viable, and recognizes that failure to achieve the results described in the foregoing development schedule will constitute a material breach of this Agreement.

3.6 FAILURE TO COMPLY WITH DEVELOPMENT SCHEDULE. The FRANCHISEE'S failure to comply with the above development schedule will constitute a material breach of this Agreement by the FRANCHISEE and, in that event, WCH will have the right to terminate this Agreement as provided herein. Termination of this Agreement as a result of the FRANCHISEE'S failure to meet the development schedule set forth above will not affect the individual Franchise Agreements signed by the FRANCHISEE for the We Care Hair Businesses opened and operated in the Franchised Area pursuant to this Agreement prior to termination; however, upon termination of this Agreement, all rights to open and operate additional We Care Hair Businesses in the Franchised Area and all other rights granted to the FRANCHISEE under this Agreement will immediately revert to WCH, without affecting those obligations of the FRANCHISEE that continue beyond the termination of this Agreement.

3.7 TERMINATION FOR FAILURE TO COMPLY WITH DEVELOPMENT SCHEDULE. If this Agreement is terminated by WCH because of the FRANCHISEE'S failure to meet the development schedule set forth above, the rights and duties of WCH and the FRANCHISEE will be as follows: (A) the FRANCHISEE will have no further rights to open and operate additional We Care Hair Businesses within the Franchised Area;
(B) the FRANCHISEE will continue to pay all required fees and to operate its We Care Hair Businesses opened and operated in the Franchised Area pursuant to the terms of the applicable Franchise Agreements signed by the FRANCHISEE prior to the date of the termination of this Agreement; and (C) WCH will have the absolute right to develop the Franchised Area or to contract with another franchisee for future development of the Franchised Area.

                                    ARTICLE 4
                        OTHER OBLIGATIONS OF FRANCHISEE

4.1 COMPLIANCE WITH APPLICABLE LAWS. The FRANCHISEE agrees to and will, at its expense, comply with all federal, state, city, municipal and local laws, ordinances, rules and regulations in the Franchised Area pertaining to the operation of its We Care Hair Businesses, including all laws relating to employees and to the regulation of barbers and cosmetologists and all applicable federal and state environmental laws. The FRANCHISEE will, at its expense, be absolutely and exclusively responsible for determining all licenses and permits required by law for the FRANCHISEE'S We Care Hair Businesses, for qualifying for and obtaining all such licenses and permits, and for maintaining all such licenses and permits in full force and effect.

4.2 DISTRICT MANAGER. The FRANCHISEE must employ at least one (1) full-time person (a "District Manager") for each six (6) We Care Hair Businesses opened and operated in the Franchised Area pursuant to this Agreement to supervise the FRANCHISEE'S We Care Hair Businesses in the Franchised Area. Each District Manager will be responsible for the operation and administration of up to six
(6) We Care Hair Businesses under his or her supervision and control in the Franchised Area, including supervision of the managers and assistant managers. The FRANCHISEE'S District Managers must devote their full time and attention to administering and overseeing the operations of the FRANCHISEE'S We Care Hair Businesses in the Franchised Area. All District Managers of the FRANCHISEE'S We Care Hair Businesses must attend and successfully complete the training program required by WCH, and be certified and approved by WCH in writing.

4.3 EXECUTION OF FRANCHISE AGREEMENTS. For each We Care Hair Business opened, owned, and operated for business by the FRANCHISEE in the Franchised Area, the FRANCHISEE (and, if applicable, the FRANCHISEE'S shareholders and Personal Guarantors) must execute WCH'S then-current standard Franchise Agreement (the "Franchise Agreement") in substantially the same form as Exhibit B attached hereto. If the FRANCHISEE fails to provide WCH with an executed Franchise Agreement on the earlier of: (A) at least ten (10) days prior to the date the FRANCHISEE commences business at each of its We Care Hair Businesses in the Franchised Area; or (B) on the date the FRANCHISEE'S furniture, fixtures and equipment are shipped by WCH to the FRANCHISEE, as required by the terms of this Agreement, it will be deemed a material breach of this Agreement and WCH will have the right to terminate this Agreement as provided herein.

4.4 CONTINUING FEES. During the term of each Franchise Agreement signed by the FRANCHISEE pursuant to this Agreement, the FRANCHISEE will pay to WCH weekly Continuing Fees, as defined in the Franchise Agreement, equal to a percentage of the weekly Gross Revenues, as defined in the Franchise Agreement, which are received, billed or generated by or from the FRANCHISEE'S We Care Hair Businesses in the Franchised Area. Notwithstanding the foregoing, for as long as, but only so long as, the FRANCHISEE owns and operates eleven (11) or more We Care Hair Businesses, the FRANCHISEE will be obligated to pay WCH weekly Continuing Fees equal to four percent (4%) of the FRANCHISEE'S weekly Gross Revenues for the eleventh (11th) and any subsequent We Care Hair Business. This reduction in Continuing Fees will apply only to the eleventh (11th) and any subsequent We Care Hair Businesses owned and operated by the FRANCHISEE. The FRANCHISEE will pay Continuing Fees to WCH at the applicable rate stated in the preceding sentences, even if the Franchise Agreements signed by the FRANCHISEE specify Continuing Fees that are greater than or different from the Continuing Fees specified herein. With the possible exception of the percentage of the FRANCHISEE'S Gross Revenues which will be payable to WCH, the Continuing Fees for each of the FRANCHISEE'S We Care Hair Businesses will be payable by the FRANCHISEE according to the terms of the applicable Franchise Agreements signed by the FRANCHISEE pursuant to this Agreement.

4.5 ADVERTISING FEES. During the term of each Franchise Agreement signed by the FRANCHISEE pursuant to this Agreement, the FRANCHISEE will pay to WCH weekly Advertising Fees, as defined in the Franchise Agreement, equal to four percent (4%) of the weekly Gross Revenues, as defined in the Franchise Agreement, which are received, billed or generated by or from the FRANCHISEE'S We Care Hair Businesses in the Franchised Area. The FRANCHISEE will pay Advertising Fees to WCH at the applicable rate stated in the preceding sentence, even if the Franchise Agreements signed by the FRANCHISEE specify Advertising Fees that are greater than or different from the Advertising Fees specified herein. With the possible exception of the percentage of the FRANCHISEE'S Gross Revenues which will be payable to WCH, the Advertising Fees for each of the FRANCHISEE'S We Care Hair Businesses will be payable by the FRANCHISEE according to the terms of the applicable Franchise Agreements signed by the FRANCHISEE pursuant to this Agreement.

4.6 LOCAL ADVERTISING; OTHER PAYMENTS. During the term of each Franchise Agreement signed by the FRANCHISEE pursuant to this Agreement, the FRANCHISEE will be required to spend monies for items such as grand opening advertising and promotion, local media advertising and promotion, local group advertising and promotion, and other expenses. The FRANCHISEE will pay all such required advertising and promotional fees and expenses at the rates established in, and in accordance with the terms and conditions of, the applicable Franchise Agreement for each of the FRANCHISEE'S We Care Hair Businesses opened and operated by the FRANCHISEE pursuant to this Agreement.

4.7 MODIFICATIONS TO FRANCHISE AGREEMENT. The FRANCHISEE acknowledges that the Franchise Agreement may be modified from time to time by WCH and that reasonable modifications and amendments to the Franchise Agreement will not alter the FRANCHISEE'S obligations under this Agreement.

                                    ARTICLE 5
              CONFIDENTIAL OPERATIONS MANUAL AND OTHER INFORMATION

5.1 COMPLIANCE WITH MANUAL. In order to protect the reputation and goodwill of WCH and to maintain uniform operating standards under the Marks and the Business System, the FRANCHISEE will, at all times during the term of this Agreement and the terms of the We Care Hair Franchise Agreements signed by the FRANCHISEE, conduct its We Care Hair Businesses in accordance with WCH'S confidential Operations Manual (the "Manual"). The FRANCHISEE acknowledges having received as a loan one copy of the Manual from WCH.

5.2 CONFIDENTIALITY OF MANUAL. The FRANCHISEE must, at all times during the term of this Agreement and thereafter, treat the Manual, any other manuals created for or approved for use in the operation of the FRANCHISEE'S We Care Hair Businesses, and the information contained therein as secret and confidential, and the FRANCHISEE will use all reasonable means to keep such information secret and confidential. Neither the FRANCHISEE nor its employees will make any copy, duplication, record or reproduction of the Manual (or any portion thereof) available to any unauthorized person.

5.3 REVISIONS TO MANUAL. The Manual will, at all times during the term of this Agreement and thereafter, remain the sole and absolute property of WCH. WCH may from time to time revise the Manual and the FRANCHISEE expressly agrees to operate its We Care Hair Businesses in accordance with all such revisions. The FRANCHISEE will at all times keep its copy of the Manual current and up-to-date, and in the event of any dispute, the terms of the master copy of the Manual maintained by WCH will be controlling in all respects.

5.4 OTHER CONFIDENTIAL INFORMATION. The FRANCHISEE expressly acknowledges and agrees that WCH will be disclosing and providing to the FRANCHISEE certain confidential and proprietary information concerning the Business System and the procedures, technology, operations and data used in connection with the Business System. Accordingly, the FRANCHISEE will not, during the term of this Agreement or thereafter, communicate, divulge or use for the benefit of any other person or entity any confidential information, knowledge or know-how concerning the methods of operation of the We Care Hair Businesses which may be communicated to the FRANCHISEE, or of which the FRANCHISEE may be apprised, by virtue of this Agreement. The FRANCHISEE will divulge such confidential information only to its employees that must have access to it in order to operate the FRANCHISEE'S We Care Hair Businesses. Any and all information, knowledge and know-how including, without limitation, vendor and supplier lists, customer lists, drawings, materials, equipment, technology, methods, procedures, specifications, techniques, computer programs, systems and other data which WCH designates as confidential or proprietary will be deemed confidential and proprietary for the purposes of this Agreement.

5.5 CONFIDENTIALITY AGREEMENTS WITH EMPLOYEES. The FRANCHISEE will require all of the FRANCHISEE'S employees who have access to the Manual or other confidential information execute an agreement, in the form attached as an Exhibit to the Franchise Agreement or other form satisfactory to WCH, where the employees agree to maintain the confidentiality, during the course of their employment and thereafter, of all information designated by WCH as confidential. Copies of all executed agreements will be submitted to WCH upon request.

5.6 REMEDIES. The FRANCHISEE recognizes that the provisions contained in this Article are necessary for the protection of WCH and all of the franchisees who own We Care Hair businesses. If the FRANCHISEE violates any provisions of this Article, or if any employee of the FRANCHISEE violates his or her confidentiality agreement executed pursuant to Article 5.5, then WCH will have the right to: (A) terminate this Agreement (as provided for herein); (B) seek injunctive relief from a Court of competent jurisdiction; (C) commence an action or lawsuit against the FRANCHISEE for damages; and (D) enforce all other remedies against the FRANCHISEE that are available to WCH under common law, in equity, and pursuant to any federal and state statutes in an action or lawsuit against the FRANCHISEE.

                                    ARTICLE 6
                           WCH'S RIGHT OF TERMINATION

6.1 GROUNDS FOR TERMINATION. In addition to the other rights of termination contained in this Agreement, WCH will have the right and privilege to terminate this Agreement if: (A) the

FRANCHISEE violates any material provision, term or condition of this Agreement;
(B) the FRANCHISEE fails to conform to the Business System, the standards of uniformity and quality for the goods and services or the policies and procedures promulgated by WCH in connection with the Business System, or is involved in any act or conduct which materially impairs the goodwill associated with the Marks or the Business System; (C) the FRANCHISEE fails to timely pay any of its uncontested obligations or liabilities due and owing WCH, suppliers, banks, purveyors, other creditors or any federal, state and municipal government (including, if applicable, federal and state taxes); (D) the FRANCHISEE is determined to be insolvent within the meaning of any state or federal law or becomes a party to any bankruptcy proceedings, files for bankruptcy, or its adjudicated a bankrupt under any state or federal law; (E) the FRANCHISEE makes an assignment for the benefit of creditors or enters into any similar arrangement for the disposition of its assets for the benefit of creditors; (F) any check issued by the FRANCHISEE is dishonored because of insufficient funds (except where the check is dishonored because of a bookkeeping or accounting error) or closed accounts; (G) any We Care Hair Franchise Agreement executed by the FRANCHISEE is (1) terminated by WCH or (2) wrongfully terminated by the FRANCHISEE; (H) the FRANCHISEE fails to make, when due, any payment pursuant to any Franchise Agreement, promissory note, other contract or other obligation payable by the FRANCHISEE to WCH; (I) the FRANCHISEE voluntarily or otherwise abandons, as defined herein, the Franchised Area; or (J) the FRANCHISEE or any of its partners, directors, officers or majority stockholders is convicted of, or pleads guilty or no contest to, a charge of violating any law relating to the FRANCHISEE'S We Care Hair Businesses, or any felony.

6.2 NOTICE OF BREACH. Except as provided for in Article 6.5 and Article 6.6 of this Agreement, WCH will not have the right to terminate this Agreement unless and until written notice setting forth the alleged breach in detail has been given to the FRANCHISEE by WCH and after having been given such written notice of breach the FRANCHISEE fails to correct the alleged breach within the period of time specified by applicable law. If applicable law does not specify a time period to correct an alleged breach, then the FRANCHISEE will have thirty (30) days after having been given such written notice to correct the alleged breach. If the FRANCHISEE fails to correct an alleged breach set forth in the written notice as provided herein within the applicable period of time, then this Agreement may be terminated by WCH as provided in this Agreement. For the purposes of this Agreement, an alleged breach of this Agreement by the FRANCHISEE will be deemed to be "corrected" if both WCH and the FRANCHISEE agree in writing that the alleged breach has been corrected.

6.3 ARBITRATION. If the FRANCHISEE gives notice of arbitration, as provided for in this Agreement, within the time period established in Article 6.2 for correcting the alleged breach, then WCH will not have the right to terminate this Agreement until the facts of the alleged breach have been submitted to arbitration as provided for herein, the Arbitrator determines that the FRANCHISEE has breached this Agreement and the FRANCHISEE fails to correct the breach within the applicable time period. If the Arbitrator determines that the FRANCHISEE has breached this Agreement as alleged by WCH in the written notice given to the FRANCHISEE, then the FRANCHISEE will have thirty (30) days from the date the Arbitrator issues a written determination on the matter to correct the specified breach or violation of this Agreement, except where applicable law requires a longer cure period in which event the cure period specified by applicable law will apply. If the FRANCHISEE timely corrects the specified breach of this Agreement, then this Agreement will remain in full force and effect. For the purposes of this Agreement, any controversy or dispute on the issue of whether the FRANCHISEE has timely corrected the specified breach of this Agreement will also be subject to arbitration as provided for herein. The time limitations set forth in this Article within which the FRANCHISEE may demand arbitration of a dispute or controversy relating to the right of WCH to terminate this Agreement for an alleged breach will be mandatory. If the FRANCHISEE fails to comply with the time limitations set forth in this Article, WCH may terminate this Agreement as provided for herein.

6.4 NOTICE OF TERMINATION. If WCH has complied with the notice provisions of this Article and the FRANCHISEE has not corrected the alleged breach set forth in the written notice within the time period specified in this Article, then WCH will have the absolute right to terminate this Agreement by giving the FRANCHISEE written notice stating to the FRANCHISEE that this Agreement is terminated, and in that event, unless applicable law provides to the contrary, the effective date of termination of this Agreement will be the day the written notice of termination is given to the FRANCHISEE.

6.5 GROUNDS FOR IMMEDIATE TERMINATION. WCH will have the absolute right and privilege, unless prohibited by applicable law, to immediately terminate this Agreement if: (A) the FRANCHISEE or any of its partners, directors, officers or majority stockholders is convicted of, or pleads guilty or no contest to, a charge of violating any law relating to the FRANCHISEE'S We Care Hair Businesses, or any felony; (B) the FRANCHISEE voluntarily or otherwise abandons, as defined herein, the Franchised Area; or (C) the FRANCHISEE is involved in any act or conduct which materially impairs the goodwill associated with WCH'S Marks or Business System, and the FRANCHISEE fails to correct such act or conduct within twenty-four (24) hours of receipt of written notice from WCH.

6.6 NOTICE OF IMMEDIATE TERMINATION. If this Agreement is terminated by WCH pursuant to Article 6.5 above, WCH will give the FRANCHISEE written notice that this Agreement is terminated, and in that event, unless applicable law provides to the contrary, the effective date of termination of this Agreement will be the day the written notice of termination is given to the FRANCHISEE.

6.7 DAMAGES. In the event this Agreement is terminated by WCH pursuant to this Article, or if the FRANCHISEE breaches this Agreement by a wrongful termination of this Agreement, then WCH will be entitled to seek recovery from the FRANCHISEE for all of the damages that WCH has sustained and will sustain in the future as a result of the FRANCHISEE'S breach of this Agreement, which will include damages based upon the Initial Fees, Continuing Fees, Advertising Fees and other fees that would have been payable by the FRANCHISEE pursuant to this Agreement.

6.8 OTHER REMEDIES. Nothing in this Article or this Agreement will preclude WCH from seeking other damages or remedies under common law, state or federal laws or this Agreement against the FRANCHISEE including, but not limited to, attorneys' fees, punitive damages and injunctive relief.

                                    ARTICLE 7
              FRANCHISEE'S RIGHTS AND OBLIGATIONS UPON TERMINATION

7.1 OBLIGATIONS UPON TERMINATION. In the event this Agreement is terminated for any reason, then the FRANCHISEE will: (A) within five (5) days after termination, pay all amounts due and owing to WCH under this Agreement or any other contract, promissory note or other obligation payable by the FRANCHISEE to WCH; and (B) comply with all other applicable provisions of this Agreement, including those provisions with obligations that continue beyond the termination of this Agreement.

7.2 REVERSION OF RIGHTS. Upon termination of this Agreement for any reason, all rights to open and operate additional We Care Hair businesses in the Franchised Area and all other rights granted to the FRANCHISEE pursuant to this Agreement will automatically revert to WCH, and WCH will have the right to develop the Franchised Area or to contract with another franchisee for the future development of the Franchised Area.

7.3 FRANCHISE AGREEMENTS NOT AFFECTED. The FRANCHISEE will continue to operate the We Care Hair Businesses owned and operated by the FRANCHISEE in the Franchised Area pursuant to the terms of the applicable Franchise Agreements signed by the FRANCHISEE and WCH prior to the termination of this Agreement, and the rights and obligations of the FRANCHISEE and WCH with respect to the FRANCHISEE'S We Care Hair Businesses in the Franchised Area will be governed by the terms of the applicable Franchise Agreements.

                                    ARTICLE 8
                     FRANCHISEE'S COVENANTS NOT TO COMPETE

8.1 CONSIDERATION. The FRANCHISEE, the FRANCHISEE'S shareholders and the Personal Guarantors acknowledge that the FRANCHISEE, its partners or officers, and its employees will receive specialized training, current and future marketing and advertising plans and strategies, business plans and strategies, business information and procedures, research and development information, operations information, and trade and business secrets from WCH pertaining to the Business System and the operation of a We Care Hair business. In consideration for the use and license of such valuable and confidential information, the FRANCHISEE, the FRANCHISEE'S shareholders and the Personal Guarantors will comply in all respects with the provisions of this Article. WCH has advised the FRANCHISEE that this provision is a material provision of this Agreement, and that WCH will not sell a We Care Hair franchise to any person or entity that owns or intends to own, operate or be involved in any business that competes directly or indirectly with a We Care Hair business.

8.2 IN-TERM COVENANT NOT TO COMPETE. The FRANCHISEE, the FRANCHISEE'S shareholders and the Personal Guarantors will not, during the term of this Agreement, on their own account or as an employee, agent, consultant, partner, officer, director, member, or shareholder of any other person, firm, entity, partnership or corporation: (A) seek to employ any person who is at that time employed by WCH or by any other We Care Hair, City Looks or Cost Cutters(R) franchisee, or induce any such employee to terminate his or her employment; or
(B) own, operate, lease, franchise, conduct, engage in, be connected with, have any interest in, or assist any person or entity engaged in any hairstyling, barber or other business that is in any way competitive with or similar to the We Care Hair businesses conducted by WCH or WCH'S franchisees (including, but not limited to, the FRANCHISEE), except with the prior written consent of WCH.

8.3 POST-TERM COVENANT NOT TO COMPETE. The FRANCHISEE, the FRANCHISEE'S shareholders and the Personal Guarantors will not, for a period of one (1) year after the termination or expiration of this Agreement, on their own account or as an employee, agent, consultant, partner, officer, director, member or shareholder of any other person, firm, entity, partnership or corporation: (A) seek to employ any person who is at that time employed by WCH or by any other We Care Hair, City Looks or Cost Cutters(R) franchisee, or induce any such employee to terminate his or her employment; or (B) own, operate, lease, franchise, conduct, engage in, be connected with, have any interest in or assist any person or entity engaged in any hairstyling, barber or other business that is in any way competitive with or similar to the We Care Hair businesses conducted by WCH or WCH'S franchisees which is located either within the Franchised Area or within six (6) miles of any We Care Hair business operated by WCH or any of WCH'S franchisees, or which is located within any exclusive area granted by WCH or any affiliate or area developer of WCH pursuant to any franchise, development, license or other territorial agreement. The FRANCHISEE, the FRANCHISEE'S shareholders and the Personal Guarantors expressly agree that the one (1) year period, the Franchised Area and the six (6) mile limit are the reasonable and necessary time and geographical limitations required to protect WCH and WCH'S franchisees if this Agreement expires or is terminated for any reason, and that this covenant not to compete is necessary to permit WCH the opportunity to further develop new We Care Hair businesses in the Franchised Area.

8.4 INJUNCTIVE RELIEF. The FRANCHISEE, the FRANCHISEE'S shareholders and the Personal Guarantors agree that the provisions of this Article are necessary to protect the legitimate business interests of WCH and WCH'S franchisees including, without limitation, preventing damage to and/or loss of goodwill associated with the Marks, preventing the unauthorized dissemination of marketing, promotional and other confidential information to competitors of WCH and WCH'S franchisees, protection of WCH'S trade secrets, the Business System and the integrity of WCH'S Business System, and preventing duplication of the Business System. The FRANCHISEE, the FRANCHISEE'S shareholders and the Personal Guarantors also agree that damages alone cannot adequately compensate WCH if there is a violation of this Article by the FRANCHISEE and that injunctive relief against the FRANCHISEE is essential for the protection of WCH and WCH'S franchisees. The FRANCHISEE, the FRANCHISEE'S shareholders and the Personal Guarantors agree therefore, that if WCH alleges that the FRANCHISEE, the FRANCHISEE'S shareholders or the Personal Guarantors have breached or violated this Article, then WCH will have the right to petition a Court of competent jurisdiction for injunctive relief against the FRANCHISEE, the FRANCHISEE'S shareholders or the Personal Guarantors, in addition to all other remedies that may be available to WCH at law or in equity. Unless provided to the contrary by applicable law, WCH will not be required to post a bond or other security in any action where WCH is seeking to enjoin the FRANCHISEE, the FRANCHISEE'S shareholders or the Personal Guarantors from violating this Article. In cases where WCH is granted ex parte injunctive relief against the FRANCHISEE, the FRANCHISEE'S shareholders or the Personal Guarantors, then the FRANCHISEE, the FRANCHISEE'S shareholders or the Personal Guarantors will have the right to petition the court for a hearing on the merits at the earliest time convenient to the Court.

8.5 SEVERABILITY. It is the desire and intent of the parties to this Agreement, including the FRANCHISEE'S shareholders and the Personal Guarantors, that the provisions of this Article be enforced to the fullest extent permissible under the laws and public policy applied in each jurisdiction in which enforcement is sought. Accordingly, if any part of this Article is adjudicated to be invalid or unenforceable, then this Article will be deemed amended to modify or delete that portion thus adjudicated to be invalid or unenforceable, such modification or deletion to apply only with respect to the operation of this Article and the particular jurisdiction in which said adjudication is made. Further, to the extent any provision of this Article is deemed unenforceable by virtue of its scope or limitation, the parties to this Agreement including the FRANCHISEE, the FRANCHISEE'S shareholders and the Personal Guarantors agree that the scope and limitation provisions will, nevertheless, be enforceable to the fullest extent permissible under the laws and public policies applied in such jurisdiction where enforcement is sought.

                                    ARTICLE 9
                    INDEPENDENT CONTRACTORS; INDEMNIFICATION

9.1 INDEPENDENT CONTRACTORS. WCH and the FRANCHISEE are each independent contractors and, as a consequence, there is no employer-employee or principal-agent relationship between WCH and the FRANCHISEE. The FRANCHISEE will not have the right to and will not make any agreements, representations or warranties in the name of or on behalf of WCH or represent that their relationship is other than that of franchisor and franchisee. Neither WCH nor the FRANCHISEE will be obligated by or have any liability to the other under any agreements or representations made by the other to any third parties.

9.2 INDEMNIFICATION. WCH will not be obligated to any person for any damages arising out of, from, in connection with, or as a result of the FRANCHISEE'S negligence or the operation of the FRANCHISEE'S We Care Hair Businesses that are conducted by the FRANCHISEE pursuant to this Agreement. The FRANCHISEE will indemnify and hold harmless WCH against all claims, lawsuits, damages, obligations, liability, actions and judgments alleged or obtained by any person or entity against WCH arising out of, from, as a result of, or in connection with the FRANCHISEE'S negligence or the operation of the FRANCHISEE'S We Care Hair Businesses that are conducted by the FRANCHISEE pursuant to this Agreement, including, without limitation, any claims arising from or relating to: (A) any personal injury, property damage, commercial loss or environmental contamination resulting from any act or omission of the FRANCHISEE or any of its employees, agents or representatives; (B) any failure on the part of the FRANCHISEE to comply with any requirement of any governmental authority; (C) any failure of the FRANCHISEE to pay any of its obligations; or
(D) any failure or the FRANCHISEE to comply with any requirement or condition of this Agreement or any other agreement with WCH or any affiliate of WCH. Further, the FRANCHISEE will indemnify and reimburse WCH for all such obligations and damages for which WCH is held liable and for all costs reasonably incurred by WCH in the defense of any such claims brought against it or in any action arising out of the operation of the FRANCHISEE'S We Care Hair Businesses in which it is named as a party including, without limitation, costs for attorneys' fees actually incurred, investigation expenses, court costs, deposition expenses and travel and living expenses. WCH will have the absolute right to defend any claim made against it that results from the FRANCHISEE'S We Care Hair Businesses.

9.3 PAYMENT OF COSTS AND EXPENSES. The FRANCHISEE will pay all costs and expenses, including actual attorneys' fees, incurred by WCH in enforcing any term, condition or provision of this Agreement or in seeking to enjoin any violation of this Agreement by the FRANCHISEE.

9.4 CONTINUATION OF OBLIGATIONS. The indemnification and other obligations contained in this Article will continue in full force and effect subsequent to and notwithstanding the expiration or termination of this Agreement.

                                   ARTICLE 10
                                   ASSIGNMENT

10.1 ASSIGNMENT BY FRANCHISOR. This Agreement may be unilaterally assigned and transferred by WCH without the FRANCHISEE'S approval or consent, and will inure to the benefit of WCH'S successors and assigns. WCH will provide the FRANCHISEE with written notice of any such assignment or transfer, and the assignee will be required to fulfill WCH'S obligations under this Agreement.

10.2 ASSIGNMENT BY FRANCHISEE TO CORPORATION. If the FRANCHISEE is an individual or a partnership, this Agreement may be transferred or assigned by the FRANCHISEE to a corporation which is owned or controlled (ownership of at least fifty-one percent (51%) of the issued and outstanding capital stock) by the FRANCHISEE, provided that: (A) the FRANCHISEE and all of the shareholders of the assignee corporation sign the personal guaranty and agreement to be bound by the terms and conditions of this Agreement attached hereto: (B) the FRANCHISEE furnishes prior written proof to WCH substantiating that the corporation will be financially able to perform all of the terms and conditions of this Agreement; and (C) none of the shareholders owns, operates, franchises, develops, manages or controls any hairstyling, barber or other business that is in any way competitive with or similar to a We Care Hair business. The FRANCHISEE will give WCH fifteen (15) days written notice prior to the proposed date of assignment or transfer of this Agreement to an owned or controlled corporation of the FRANCHISEE; however, the transfer or assignment of this Agreement will not be valid or effective until WCH has received the legal documents which its legal counsel deems necessary to properly and legally document the transfer or assignment of this Agreement to the corporation as provided herein.

10.3 ASSIGNMENT UPON DEATH OR DISABILITY OF FRANCHISEE. If the FRANCHISEE is an individual, then this Agreement may be assigned, transferred or bequeathed by the FRANCHISEE to any designated person or beneficiary upon his or her death or permanent disability. However, the assignment of this Agreement to the transferee, assignee or beneficiary of the FRANCHISEE will not be valid or effective until WCH has received the properly executed legal documents which its legal counsel deems necessary to properly and legally document the transfer, assignment or bequest of this Agreement, and until the transferee, assignee or beneficiary agrees to be unconditionally bound by the terms and conditions of this Agreement and to personally guarantee the performance of the FRANCHISEE'S obligations under this Agreement.

10.4 APPROVAL OF TRANSFER; CONDITIONS FOR APPROVAL. This Agreement may be assigned or transferred by the FRANCHISEE only with the prior written approval of WCH. WCH will not unreasonably withhold its consent to any transfer of this Agreement, provided that the FRANCHISEE and the transferee Franchisee comply with the following conditions: (A) all of the FRANCHISEE'S monetary obligations due to WCH have been paid in full, and the FRANCHISEE is not otherwise in default under this Agreement; (B) the FRANCHISEE has executed a written agreement in a form satisfactory to WCH in which the FRANCHISEE agrees to observe all applicable obligations and covenants contained in this Agreement;
(C) the transferee Franchisee and its shareholders agree to be personally liable to discharge all of the FRANCHISEE'S obligations under this Agreement and will enter into a written agreement in a form satisfactory to WCH assuming and agreeing to discharge all of the FRANCHISEE'S obligations and covenants under this Agreement; (D) the transferee Franchisee will have demonstrated to WCH'S satisfaction that he, she or it meets WCH'S managerial, financial, and business standards for new area franchisees, possesses a good business reputation and credit rating, and possesses the aptitude and ability to conduct the Business franchised hereunder (as may be evidenced by prior related business experience or otherwise); (E) the FRANCHISEE has paid the transfer fee required under
Article 10.6; (F) the transferee Franchisee does not own, operate, franchise, develop, manage or control any hairstyling, barber or other business that is in any way competitive with or similar to a We Care Hair business; and (G) if the transferee Franchisee does not meet WCH'S net worth requirements for operation of the We Care Hair Businesses, then the FRANCHISEE and/or its shareholders and the Personal Guarantors will execute a written agreement in a form satisfactory to WCH agreeing to remain liable to WCH for the obligations of the We Care Hair Businesses.

10.5 ACKNOWLEDGMENT OF RESTRICTIONS. The FRANCHISEE acknowledges and agrees that the restrictions on transfer imposed herein are reasonable and are necessary to protect the We Care Hair Business System and the Marks, as well as WCH'S reputation and image, and are for the protection of WCH, the FRANCHISEE and all other franchisees who own and operate We Care Hair businesses. Any assignment or transfer permitted by this Article 10 will not be effective until WCH receives a completely executed copy of all transfer documents and WCH consents to the transfer in writing, and any attempted assignment or transfer made without complying with the requirements of this Article 10 will be void.

10.6 TRANSFER FEE. If, pursuant to the terms of this Article, this Agreement is assigned, transferred or bequeathed to another person or entity, or if the FRANCHISEE'S shareholders transfer over fifty percent (50%) of their capital stock to another person or entity, then the FRANCHISEE will pay WCH a transfer fee of One Thousand Dollars ($1,000). This fee is to cover the costs incurred by WCH for attorneys' fees, accountants' fees, out-of-pocket expenses, long distance telephone calls, administrative expenses, and the time of its employees and officers.

                                   ARTICLE 11
                                   ARBITRATION

11.1 DISPUTES SUBJECT TO ARBITRATION. Except as expressly provided to the contrary in this Agreement, all disputes and controversies between the parties, including allegations of fraud, misrepresentation or violation of any state or federal laws or regulations, arising under, as a result of, or in connection with this Agreement, the Franchised Area or the FRANCHISEE'S We Care Hair Businesses will be resolved and determined exclusively by arbitration in accordance with the Commercial Rules and Regulations of the American Arbitration Association.

11.2 NOTICE OF DISPUTE. The party alleging the breach, claim, dispute or controversy ("dispute") must give the other party written notice setting forth the alleged dispute in detail. The party who has been given such written notice alleging the dispute will have thirty (30) days after having been given such written notice from the complaining party to correct or resolve the dispute specified in the written notice.

11.3 DEMAND FOR ARBITRATION. If the dispute alleged by either party has not been corrected, settled or compromised within the time period provided for in this Agreement, then either party may notice arbitration by giving the other party written notice demanding arbitration. Within ten (10) days after a written demand for arbitration has been given by the party demanding arbitration, either party will have the right to request the appropriate office of the American Arbitration Association to initiate the procedures necessary to appoint an Arbitrator. The Arbitrator will be appointed within sixty (60) days after a written demand for arbitration has been made in accordance with the Commercial Rules and Regulation of the American Arbitration Association.

11.4 VENUE AND JURISDICTION. All arbitration hearings will take place exclusively in Minneapolis, Minnesota. WCH and the FRANCHISEE and their officers, Directors and shareholders or partners and the Personal Guarantors acknowledge that the FRANCHISEE and its officers, Directors and employees have had substantial business and personal contacts with WCH in Minnesota, do hereby agree and submit to personal jurisdiction in Minnesota in connection with any arbitration hearings hereunder and any suits or actions brought to enforce the decision of the Arbitrator, and do hereby waive any rights they may have to contest venue and jurisdiction in Minnesota and any claims that venue and jurisdiction in Minnesota are invalid.

11.5 POWERS OF ARBITRATOR. The authority of the Arbitrator will be limited to making a finding, judgment, decision and award relating to the interpretation of or adherence to the written provisions of this Agreement. The Federal Rules of Evidence (the "Rules") will apply to all arbitration hearings and the introduction of all evidence, testimony, records, affidavits, documents and memoranda in any arbitration hearing must comply in all respects with the Rules and the legal precedents interpreting the Rules. Both parties will have the absolute right to cross-examine any person who testified against them or in favor of the other party. The Arbitrator will not have the authority or right to add to, delete, amend or modify in any manner the terms, conditions and provisions of this Agreement. All findings, judgments, decisions and awards of the Arbitrator will be limited to the dispute set forth in the written demand for arbitration, and the Arbitrator will not have the authority to decide any other issues. The Arbitrator will not have the right or authority to award punitive damages to WCH or the FRANCHISEE or their officers, Directors, shareholders or partners and Personal Guarantors, and WCH and FRANCHISEE and their officers, Directors, shareholders or partners, and Personal Guarantors expressly waive their rights to plead or seek punitive damages. All findings, judgments, decisions and awards by the Arbitrator will be in writing, will be made within sixty (60) days after the arbitration hearings have been completed, and will be final and binding on WCH and the FRANCHISEE, except as provided for in Article 11.8. The written decision of the Arbitrator will be deemed to be an order, judgment and decree and may be entered as such in any Court of competent jurisdiction by either party.

11.6 DISPUTES NOT SUBJECT TO ARBITRATION. The disputes and controversies between WCH and the FRANCHISEE which are set forth in Article 12.1 and the following disputes between WCH and the FRANCHISEE will not be subject to arbitration: (A) any dispute involving the Marks; (B) any dispute involving immediate termination of this Agreement by WCH pursuant to Article 6.5 and

Article 6.6 of this Agreement; (C) any dispute involving enforcement of the confidentiality provisions set forth in Article 5 of this Agreement; and (D) any dispute involving enforcement of the covenants not to compete set forth in
Article 8 of this Agreement.

11.7 NO COLLATERAL ESTOPPEL OR CLASS ACTIONS. Except as provided herein, all arbitration findings and awards expressly made by the Arbitrator will be final and binding on WCH and the FRANCHISEE and their officers, Directors, shareholders or partners, and Personal Guarantors; however, such arbitration findings and awards may not be used to collaterally estop either party from raising any like or similar issues, claims or defenses in any other or subsequent arbitration, litigation, court hearing or other proceeding involving third parties or other franchisees. No party except WCH, the FRANCHISEE, and their officers, Directors, shareholders or partners, and Personal Guarantors will have the right to join in any arbitration proceeding arising under this Agreement, and, therefore, the Arbitrator will not be authorized to permit or approve class actions or to permit any person or entity that is not a party to this Agreement to be involved in or to participate in any arbitration hearings conducted pursuant to this Agreement.

11.8 DE NOVO HEARING ON MERITS. If the Arbitrator awards either WCH or the FRANCHISEE damages (including actual damages, costs and attorneys' fees) in excess of One Hundred Thousand Dollars ($100,000) in any arbitration proceeding commenced pursuant to this Agreement, then the party who has been held liable by the Arbitrator will have the right to a de novo hearing on the merits by commencing an action in a court of competent jurisdiction in accordance with the provisions of this Agreement. If the party held liable by the Arbitrator commences a court action as provided for herein, then neither party will have the right to introduce the Arbitrator's decision or findings in any such court action and the Arbitrator's decision and findings will be of no force and effect and will not be final or binding on either WCH or the FRANCHISEE. If the party who has been held liable by the Arbitrator for over One Hundred Thousand Dollars ($100,000) in damages fails to commence a court action within thirty (30) days after the Arbitrator issues his or her award in writing, then the Arbitrator's findings, judgments, decisions and awards will be final and binding on WCH and the FRANCHISEE.

11.9 CONFIDENTIALITY. All evidence, testimony, records, documents, findings, decisions, judgments and awards pertaining to any arbitration hearing between WCH and the FRANCHISEE will be secret and confidential in all respects. WCH and the FRANCHISEE will not disclose the decision or award of the Arbitrator and will not disclose any evidence, testimony, records, documents, findings, orders, or other matters from the arbitration hearing to any person or entity except as required by law.

11.10 SEVERABILITY. It is the desire and intent of the parties to this Agreement that the provisions of this Article be enforced to the fullest extent permissible under the laws and public policy applied in each jurisdiction in which enforcement is sought. Accordingly, if any part of this Article is adjudicated to be invalid or unenforceable, then this Article will be deemed amended to delete that portion thus adjudicated to be invalid or unenforceable to the extent required to make this Article valid and enforceable. Any such deletion will be effective only in the particular jurisdiction in which the adjudication is made. Further, to the extent any provision of this Article is deemed unenforceable by virtue of its scope, the parties to this Agreement agree that the same will, nevertheless, be enforceable to the fullest extent permissible under the laws and public policies applied in such jurisdiction where enforcement is sought, and the scope in such a case will be determined by arbitration as provided herein.

                                   ARTICLE 12
                                   ENFORCEMENT

12.1 INJUNCTIVE RELIEF. In addition to the provisions of Article 11, WCH will be entitled to petition a Court of competent jurisdiction for the entry of temporary and permanent injunctions and orders of specific performance enforcing the provisions of this Agreement relating to: (A) the FRANCHISEE'S improper or unauthorized use of the Marks and the Business System; (B) the obligations of the FRANCHISEE upon termination or expiration of this Agreement; (C) the transfer or assignment of this Agreement, the Franchised Area or ownership interests of the FRANCHISEE; (D) the FRANCHISEE'S violation of the provisions of this Agreement relating to confidentiality and covenants not to compete; and (E) any act or omission by the FRANCHISEE or the FRANCHISEE'S employees that, (1) constitutes a violation of any applicable law, ordinance or regulation, (2) is dishonest or misleading to customers of the FRANCHISEE'S We Care Hair Businesses or other We Care Hair businesses, (3) constitutes a danger to the employees, public or customers of the FRANCHISEE'S We Care Hair Businesses, or (4) may impair the goodwill associated with the Marks and the Business System. In any action brought under this provision where WCH prevails against the FRANCHISEE, the FRANCHISEE will indemnify WCH for all costs that it incurs in any such proceedings including, without limitation, attorneys' fees actually incurred, expert witness fees, costs of investigation, court costs, travel and living expenses, and all other costs incurred by WCH. Unless provided to the contrary by applicable law, WCH will be entitled to obtain injunctive relief without the posting of any bond or security.

12.2 SEVERABILITY. All provisions of this Agreement are severable and this Agreement will be interpreted and enforced as if all completely invalid or unenforceable provisions were not contained herein and partially valid and enforceable provisions will be enforced to the extent valid and enforceable. If any applicable law or rule of any jurisdiction requires a greater prior notice of the termination of this Agreement than is required hereunder or the taking of some other action not required hereunder, or if under any applicable and binding laws of any jurisdiction, any provision of this Agreement or any specification, standard or operating procedure prescribed by WCH is invalid or unenforceable, the prior notice or other action required by such law or rule will be substituted for the notice requirements hereof, or such invalid or unenforceable provision, specification, standard or operating procedure will be modified to the extent required to be valid and enforceable. Such modifications to this Agreement will be effective only in such jurisdiction and will be enforced as originally made and entered into in all other jurisdictions.

12.3 WAIVER. WCH and the FRANCHISEE may, by written instrument signed by WCH and the FRANCHISEE, waive any obligation of or restriction upon the other under this Agreement. Acceptance by WCH of any payment by the FRANCHISEE and the failure, refusal or neglect of WCH to exercise any right under this Agreement or to insist upon full compliance by the FRANCHISEE of its obligations hereunder will not constitute a waiver by WCH of any provision of this Agreement. WCH will have the right to waive obligations or restrictions for other area franchisees under their Development Agreements without waiving those obligations or restrictions for the FRANCHISEE and, except to the extent provided by law, WCH will have the right to negotiate terms and conditions, grant concessions and waive obligations for other area franchisees of WCH without granting those same rights to the FRANCHISEE and without incurring any liability to the FRANCHISEE whatsoever.

12.4 NO RIGHT TO OFFSET. The FRANCHISEE will not, on grounds of the alleged nonperformance by WCH of any of its obligations under this Agreement, any other contract between WCH and the FRANCHISEE, or for any other reason, withhold payment of any amounts due WCH under this Agreement or any other contract, promissory note or other obligation payable by the FRANCHISEE to WCH. The FRANCHISEE will not have the right to "offset" any liquidated or unliquidated amounts allegedly due to the FRANCHISEE from WCH against any payments due to WCH under this Agreement or any other contract, promissory note or other obligation payable by the FRANCHISEE to WCH.

12.5 WCH'S RIGHTS CUMULATIVE. The rights of WCH hereunder are cumulative and no exercise or enforcement by WCH of any right or remedy hereunder will preclude the exercise or enforcement by WCH of any other right or remedy hereunder or which WCH is entitled by law to enforce.

12.6 VENUE AND JURISDICTION. Unless otherwise required by applicable law, all arbitration hearings, litigation, court hearings or other hearings initiated by either party against the other party must and will be venued exclusively in Hennepin County, Minnesota. The FRANCHISEE, each of its officers, Directors and shareholders, and the Personal Guarantors: (A) acknowledge that Minneapolis, Minnesota is a mutually convenient location for the venue and conduct of any legal or enforcement proceedings; (B) do hereby agree and submit to personal jurisdiction in the State of Minnesota for the purposes of any arbitration hearings, litigation, court hearings or other hearings brought to enforce or construe the terms of this Agreement or to resolve any dispute or controversy arising under, as a result of, or in connection with this Agreement, the Franchised Area or the FRANCHISEE'S We Care Hair Businesses; and (C) do hereby agree and stipulate that any arbitration hearings, litigation, court hearings and other hearings will be venued and held exclusively in Hennepin County, Minnesota, and waive any rights to contest such venue and jurisdiction and any claims that such venue and jurisdiction are invalid.

12.7 AGREEMENT BINDING ON HEIRS AND ASSIGNS. This Agreement is binding upon the parties hereto and their respective executors, administrators, heirs, assigns and successors in interest.

12.8 JOINT AND SEVERAL LIABILITY. If the FRANCHISEE consists of more than one person, their liability under this Agreement will be deemed to be joint and several.

12.9 ENTIRE AGREEMENT. This Agreement supersedes and terminates all prior agreements relating to the rights granted herein, either oral or in writing, between the parties and therefore, any representations, inducements, promises or agreements between the parties not contained in this Agreement or not in writing signed by the President or a Vice President of WCH and the FRANCHISEE will not be enforceable. This Agreement will not supersede or terminate any written Development Agreement relating to another Franchised Area or Franchise Agreement(s) executed prior to the date of this Agreement relating to other We Care Hair franchises operated by the FRANCHISEE that are or will be owned and operated by the FRANCHISEE. The preambles are a part of this Agreement, which constitutes the entire agreement of the parties, and there are no other oral or written understandings or agreements between WCH and the FRANCHISEE relating to the subject matter of this Agreement.

12.10 CONTROLLING AGREEMENT. The rights and obligations of the FRANCHISEE and WCH with respect to the operation of each We Care Hair Business opened in the Franchised Area by the FRANCHISEE will be governed by the terms and conditions of each We Care Hair Franchise Agreement executed by the FRANCHISEE. In the event there is a conflict between the terms of this Agreement and the terms of any We Care Hair Franchise Agreement executed by the FRANCHISEE, then unless specified otherwise herein, the terms of this Agreement will control.

12.11 HEADINGS; TERMS. The headings of the Articles and the provisions thereof are for convenience only and do not define, limit or construe the contents of such Articles. The term "FRANCHISEE" as used herein is applicable to one or more individuals, a corporation or a partnership, as the case may be, and the singular usage includes the plural, and the masculine usage includes the neuter and the feminine and the neuter usage includes the masculine and the feminine. References to "FRANCHISEE" which are applicable to an individual or individuals will mean the principal owner or owners of the equity or operating control of the FRANCHISEE if the FRANCHISEE is a corporation or partnership. If the FRANCHISEE consists of more than one individual, then all individuals will be bound jointly and severally by the terms and conditions of this Agreement.

12.12 NO ORAL MODIFICATION. No modification, change, addition, rescission, release, amendment or waiver of, and no approval, consent or authorization required by any provision of this Agreement may be made except by a written agreement subscribed to by duly authorized officers or partners of the FRANCHISEE and the President or a Vice President of WCH. WCH and the FRANCHISEE will not have the right to amend or modify this Agreement orally or verbally, and any attempt to do so will be void in all respects.

                                   ARTICLE 13
                                     NOTICES

All notices to WCH will be in writing and will be made by personal service upon an officer or Director of WCH or sent by prepaid registered or certified United States mail addressed to WCH at 300 Industrial Boulevard N.E., Minneapolis, Minnesota 55413 with a copy to John W. Fitzgerald, Esq., Gray, Plant, Mooty, Mooty & Bennett, P.A., 3400 City Center, 33 South Sixth Street, Minneapolis, Minnesota 55402-3796. All notices to the FRANCHISEE will be by personal service upon the FRANCHISEE, a District Manager or a salon manager or assistant manager, (or, if applicable, an officer or Director of the FRANCHISEE), or sent by prepaid registered or certified United States mail addressed to the FRANCHISEE at the first We Care Hair Business opened by the FRANCHISEE in the Franchised Area or such other address as the FRANCHISEE may designate in writing, or by delivery to any employee of the FRANCHISEE by a recognized overnight delivery service (such as Federal Express or UPS) which requires a written receipt of delivery from the addressee. Notice by mail is effective upon depositing the same in the mail in the manner provided above, notice by personal service is effective upon obtaining service and notice by overnight delivery service is effective upon delivery by such overnight delivery service.

                                   ARTICLE 14
                                 ACKNOWLEDGMENTS

14.1 BUSINESS RISKS; NO FINANCIAL PROJECTIONS. The FRANCHISEE acknowledges that it has conducted an independent investigation of the prospects for the establishment of We Care Hair Businesses within the Franchised Area, and recognizes that the business venture contemplated by this Agreement involves business and economic risks and that its financial and business success will be primarily dependent upon the personal efforts of the FRANCHISEE, its management and employees. WCH expressly disclaims the making of, and the FRANCHISEE acknowledges that it has not received, any estimates, projections, warranties or guaranties, express or implied, regarding potential Gross Revenues, profits, earnings or the financial success of the FRANCHISEE'S We Care Hair Businesses, except as expressly set forth in writing in WCH'S Uniform Franchise Offering Circular, receipt of which is acknowledged by the FRANCHISEE.

14.2 NO INCOME OR REFUND WARRANTIES. The FRANCHISEE acknowledges that WCH does not warrant or guarantee to the FRANCHISEE that the FRANCHISEE will derive income or profit from the FRANCHISEE'S We Care Hair Businesses or that WCH will refund all or part of the Exclusive Territory Fee or the price paid for the FRANCHISEE'S We Care Hair Businesses or repurchase any of the products, merchandise, furniture, fixtures, equipment, supplies or chattels supplied by WCH or an approved supplier if the FRANCHISEE is unsatisfied with its We Care Hair Businesses.

14.3 TERMS OF OTHER DEVELOPMENT AGREEMENTS MAY DIFFER. The FRANCHISEE acknowledges that other area franchisees of WCH have or will be granted Development Agreements at different times and in different situations, and further acknowledges that the terms and conditions of such Development Agreements may vary substantially in form and substance from those contained in this Agreement.

14.4 RECEIPT OF UNIFORM FRANCHISE OFFERING CIRCULAR. The FRANCHISEE acknowledges that it received a copy of this Agreement with all material blanks fully completed at least five (5) business days prior to the date that this Agreement was executed. The FRANCHISEE further acknowledges that it received a We Care Hair Uniform Franchise Offering Circular at least ten (10) business days prior to the date on which this Agreement was executed.

14.5 POTENTIAL INCREASES IN INVESTMENT REQUIREMENTS. The FRANCHISEE recognizes and acknowledges that this Agreement requires it to open additional We Care Hair Businesses in the future pursuant to the development schedule set forth in
Article 3. The FRANCHISEE further acknowledges that the estimated expenses and investment requirements set forth in Items 6 and 7 of WCH'S Uniform Franchise Offering Circular are subject to increase over time, and that future We Care Hair Businesses opened and operated by the FRANCHISEE may involve greater initial investment and operating capital requirements than those stated in the Uniform Franchise Offering Circular provided to the FRANCHISEE prior to the execution of this Agreement.

14.6 CITY LOOKS(R) AND HAIR PERFORMERS(R) BUSINESSES. The FRANCHISEE agrees and acknowledges that the "City Looks(R)," "City Looks Salons International(R)" and "The Barbers(R)" businesses ("City Looks(R) businesses") which are operated and franchised by The Barbers, Hairstyling for Men & Women, Inc. ("The Barbers") and the "Hair Performers(R)" business serviced by The Barbers, are full service hair care salons that address different markets and, thus, are not competitive with We Care Hair businesses. Further, the FRANCHISEE acknowledges and agrees that The Barbers will have the absolute right to develop, own, manage, license or franchise City Looks(R) and Hair Performers(R) businesses at any location in the world, and the FRANCHISEE hereby waives any and all rights that it may have or allege against WCH or any affiliate of WCH resulting from the opening of any City Looks(R) or Hair Performers(R) business, including those City Looks(R) or Hair Performers(R) businesses that may be located in the Franchised Area or near, adjacent or contiguous to any of the FRANCHISEE'S We Care Hair Businesses.

14.7 COST CUTTERS(R) AND FAMILY HAIRCUT(R) BUSINESSES. The FRANCHISEE agrees and acknowledges that the "Cost Cutters Family Hair Care(R)" businesses which are franchised by The Barbers and the Family Haircut(R) business serviced by The Barbers ("Cost Cutters(R) and Family Haircut(R) businesses"), are hair care salons that address similar markets and, thus, may be competitive with We Care Hair businesses. Further, the FRANCHISEE acknowledges and agrees that The Barbers will have the absolute right to develop, own, manage, license or franchise Cost Cutters(R) and Family Haircut(R) businesses at any location in the world, and the FRANCHISEE hereby waives any and all rights that it may have or allege against WCH or any affiliate of WCH resulting from the opening of any Cost Cutters(R) or Family Haircut(R) business, including those Cost Cutters(R) and Family Haircut(R) businesses that may be located in the Franchised Area or near, adjacent or contiguous to any of the FRANCHISEE'S We Care Hair Businesses.

14.8 OTHER HAIR CARE BUSINESSES. Except as expressly provided to the contrary in Articles 1.2 and 2.2 of this Agreement with respect to the development of We Care Hair Businesses in the Franchised Area, the FRANCHISEE acknowledges and agrees that WCH, The Barbers, and any affiliate of either organization will have the absolute right to develop, own, manage, license or franchise hair care or product businesses under any trademark, service mark or trade name at any location or through any channel of distribution anywhere in the world, and the FRANCHISEE hereby waives any and all rights that it may have or allege against WCH, The Barbers or any affiliate of either organization resulting from the opening of any such hair care or product business, including those hair care or product businesses that may be located in the Franchised Area or near, adjacent or contiguous to any of the FRANCHISEE'S We Care Hair Businesses.

                                   ARTICLE 15
                     DISCLAIMER; FRANCHISEE'S LEGAL COUNSEL

15.1 DISCLAIMER BY FRANCHISOR. WCH expressly disclaims the making of any express or implied representations or warranties regarding the sales, earnings, income, profits, Gross Revenues, business or financial success, or value of the FRANCHISEE'S Businesses, except those expressly set forth in Item 19 of the We Care Hair Uniform Franchise Offering Circular received by the FRANCHISEE.

15.2 ACKNOWLEDGMENTS BY FRANCHISEE. The FRANCHISEE acknowledges that it has not received any express or implied representations or warranties regarding the sales, earnings, income, profits, Gross Revenues, business or financial success, value of the Businesses or any other matters pertaining to the We Care Hair Businesses from WCH or any of WCH'S officers, employees or agents that were not contained in writing in the Uniform Franchise Offering Circular (including this Agreement) received by the FRANCHISEE ("representations or warranties"). The FRANCHISEE further acknowledges that if it had received any representations or warranties not contained in WCH'S Uniform Franchise Offering Circular, it would not have executed this Agreement, and the FRANCHISEE would have: (A) promptly notified the President of WCH in writing of the person or persons making such representations or warranties; and (B) provided to WCH a specific written statement detailing the representations or warranties made that were not contained in the Uniform Franchise Offering Circular received by the FRANCHISEE.

15.3 LEGAL REPRESENTATION. The FRANCHISEE acknowledges that this Agreement constitutes a legal document which grants certain rights to and imposes certain obligations upon the FRANCHISEE. The FRANCHISEE was advised by WCH to consult an attorney or other advisor prior to the execution of this Agreement to review WCH'S Uniform Franchise Offering Circular, to review this Agreement in detail, to review the economics, operations and other business aspects of the We Care Hair Businesses, to determine compliance with franchising and other applicable laws, to advise the FRANCHISEE about all federal, state and local laws, rules, ordinances, special regulations and statutes that apply to the FRANCHISEE'S We Care Hair Businesses and to advise the FRANCHISEE about the economic risks, liabilities, obligations and rights under this Agreement. The name of the FRANCHISEE'S attorney or other advisor is:

         Name:
               -------------------------------------------------------

         Name of Firm:
                       -----------------------------------------------

         Address:
                  ----------------------------------------------------

         City, State, Zip Code:
                                --------------------------------------

         Telephone Number: (      )
                           -------------------------------------------

         Fax Number: (      )
                     -------------------------------------------------

                                   ARTICLE 16
                       GOVERNING LAW; STATE MODIFICATIONS

16.1 GOVERNING LAW. Except to the extent governed by the United States Trademark Act of 1946 (Lanham Act, 15 U.S.C. ss.1051 et seq.), this Agreement and the relationship between WCH and the FRANCHISEE will be governed by the laws of the state in which the Franchised Area is located. If the Franchised Area contains more than one state, then the laws of the state in which the FRANCHISEE'S principal place of business is located will govern. The provisions of this Agreement which conflict with or are inconsistent with applicable governing law will be superseded and/or modified by such applicable law only to the extent such provisions are inconsistent. All other provisions of this Agreement will be enforceable as originally made and entered into upon the execution of this Agreement by the FRANCHISEE and WCH.

16.2 STATE MODIFICATIONS. The following states have statutes which may supersede the provisions of this Agreement in the FRANCHISEE'S relationship with WCH including the areas of termination and renewal of the Franchise: ARKANSAS [Stat.
Section 70-807], CALIFORNIA [Bus. & Prof. Code Sections 20000-20043], CONNECTICUT [Gen. Stat. Section 42-133e et seq.], DELAWARE [Code Section 2552], HAWAII [Rev. Stat. Section 482E-1], ILLINOIS [815 ILCS 705/19 and 705/20], INDIANA [Stat. Section 23-2-2.7], IOWA [Code 523H.1-523H.17], MICHIGAN [Stat.
Section 19.854(27)], MINNESOTA [Stat. Section 80C14], MISSISSIPPI [Code Section 75-24-51], MISSOURI [Stat. Section 407.400], NEBRASKA [Rev. Stat. Section 87-401], NEW JERSEY [Stat. Section 56:10-1], SOUTH DAKOTA [Codified Laws Section 37-5A-51], VIRGINIA [Code 13.1-557-574-13.1-564], WASHINGTON [Code Section 19.100.180], WISCONSIN [Stat. Section 135.03]. These and other states may have court decisions which may supersede the provisions of this Agreement in the FRANCHISEE'S relationship with WCH including the areas of termination and renewal of the Franchise.

16.3 SEVERABILITY. The severability provisions of this Agreement contained in
Article 8.5, Article 11.10 and Article 12.2 of this Agreement will pertain to all of the applicable laws which conflict with or modify the provisions of this Agreement including, but not limited to, the provisions of this Agreement specifically addressed in Article 16.2 above.

                                   ARTICLE 17
                                   DEFINITIONS

17.1 ABANDON. "Abandon" as used in this Agreement will mean the conduct of the FRANCHISEE, including acts of omission as well as commission, indicating the willingness, desire or intent of the FRANCHISEE to discontinue the opening and operating of We Care Hair Businesses in the Franchised Area in accordance with the terms of this Agreement.

17.2 TERMS DEFINED IN FRANCHISE AGREEMENT. Capitalized terms used but not defined in this Agreement will, if defined in the Franchise Agreement, have the meanings ascribed to such terms in the Franchise Agreement.

IN WITNESS WHEREOF, WCH, the FRANCHISEE, and the shareholders or partners of the FRANCHISEE have executed this Agreement effective as of the day and year first above written.

                                        "WCH"

In the Presence of:                     WCH, Inc.


-----------------------------------     ----------------------------------------
                                        By
                                           -------------------------------------
                                         Its
                                             -----------------------------------


In the Presence of:                     "FRANCHISEE"


-----------------------------------     ----------------------------------------

-----------------------------------     ----------------------------------------

-----------------------------------     ----------------------------------------

-----------------------------------     ----------------------------------------

         The undersigned individual shareholders or partners of the FRANCHISEE hereby agree to be bound by the terms and conditions of this Agreement.

                                                                Percentage of
In the Presence of:              SHAREHOLDERS                     Ownership
                                                                               %
------------------------------   ---------------------------  -----------------
                                                                               %
------------------------------   ---------------------------  -----------------
                                                                               %
------------------------------   ---------------------------  -----------------
                                                                               %
------------------------------   ---------------------------  -----------------

The undersigned spouse(s) of the individual FRANCHISEE(S) hereby agree to be bound by the terms and conditions of this Agreement regarding confidentiality of information and covenants not to compete.


-----------------------------------     ----------------------------------------


-----------------------------------     ----------------------------------------
Print Name                              Print Name

                   PERSONAL GUARANTY AND AGREEMENT TO BE BOUND
                     PERSONALLY BY THE TERMS AND CONDITIONS
                          OF THE DEVELOPMENT AGREEMENT

            In consideration of the execution of this Agreement by WCH, and for other good and valuable consideration, the undersigned, for themselves, their heirs, successors, and assigns, do jointly, individually and severally hereby become surety and guaranty for the payment of all amounts and the performance of the covenants, terms and conditions in this Agreement, to be paid, kept and performed by the FRANCHISEE.

            Further, the undersigned, individually and jointly, hereby agree to be personally bound by each and every condition and term contained in this Agreement and agree that this PERSONAL GUARANTY will be construed as though the undersigned and each of them executed an Agreement containing the identical terms and conditions of this Agreement.

            If the FRANCHISEE breaches the terms and conditions of this Agreement, then the undersigned, their heirs, successors and assigns, do hereby, individually, jointly and severally, promise and agree to pay to WCH all monies due and payable to WCH under the terms and conditions of this Agreement.

            In addition, if the FRANCHISEE fails to comply with any other terms and conditions of this Agreement, then the undersigned, their heirs, successors and assigns, do hereby, individually, jointly and severally, promise and agree to comply with the terms and conditions of this Agreement for and on behalf of the FRANCHISEE.

            In addition, should the FRANCHISEE at any time be in default on any obligation to pay monies to WCH or any subsidiary or affiliate of WCH, whether for merchandise, products, supplies, furniture, fixtures, equipment or other goods purchased by the FRANCHISEE from WCH or any subsidiary or affiliate of WCH or for any other indebtedness of the FRANCHISEE to WCH or any subsidiary or affiliate of WCH, then the undersigned, their heirs, successors and assigns, do hereby, individually, jointly and severally, promise and agree to pay all such monies due and payable from the FRANCHISEE to WCH or any subsidiary or affiliate of WCH.

            It is further understood and agreed by the undersigned that the provisions, covenants and conditions of this GUARANTY will inure to the benefit of the successors and assigns of WCH. Each of the undersigned hereby submits to personal jurisdiction in the state or federal courts of Minnesota with respect to any litigation pertaining to this GUARANTY, and agrees that all litigation pertaining to this GUARANTY will and must be venued exclusively in Hennepin County, Minnesota.

                               PERSONAL GUARANTORS


-------------------------------------    ---------------------------------------
INDIVIDUALLY                             INDIVIDUALLY

-------------------------------------    ---------------------------------------
Address                                  Address

-------------------------------------    ---------------------------------------
City           State       Zip Code      City             State         Zip Code

-------------------------------------    ---------------------------------------
Telephone                                Telephone



-------------------------------------    ---------------------------------------
INDIVIDUALLY                             INDIVIDUALLY

-------------------------------------    ---------------------------------------
Address                                  Address

-------------------------------------    ---------------------------------------
City           State       Zip Code      City             State         Zip Code

-------------------------------------    ---------------------------------------
Telephone                                Telephone



-------------------------------------    ---------------------------------------
INDIVIDUALLY                             INDIVIDUALLY

-------------------------------------    ---------------------------------------
Address                                  Address

-------------------------------------    ---------------------------------------
City           State       Zip Code      City             State         Zip Code

-------------------------------------    ---------------------------------------
Telephone                                Telephone